Exhibit 99.1
KELLY SERVICES REPORTS 1st QUARTER 2011 RESULTS
TROY, MI (May 11, 2011) — Kelly Services, Inc. (NASDAQ: KELYA) (NASDAQ: KELYB), a leader in providing workforce solutions, today announced results for the first quarter.
Carl T. Camden, President and Chief Executive Officer, announced revenue for the first quarter of 2011 totaled $1.3 billion, a 19% increase compared to the corresponding quarter in 2010.
Earnings from operations for the first quarter of 2011 totaled $1.6 million, compared to losses from operations of $1.6 million reported for the first quarter of 2010. Included in the results from operations are restructuring charges of $4.0 million in the first quarter of 2011 and $4.4 million in the first quarter of 2010. Excluding restructuring charges, earnings from operations were $5.6 million in the first quarter of 2011 and $2.8 million in the first quarter of 2010.
Diluted earnings per share in the first quarter of 2011 were $0.03 compared to first quarter 2010 losses of $0.06 per share. Excluding restructuring charges, diluted earnings per share were $0.14 in the first quarter of 2011 and $0.05 in the first quarter of 2010.
Commenting on the first quarter results, Camden stated, “We continue to see evidence of a solid, sustainable economic recovery. Kelly’s revenue growth for the period certainly confirms that we are on track for a profitable year.”
Camden added, “Until full confidence is restored, and employers remain cautious about ramping up too aggressively, this environment seems to favor the staffing industry — and we intend to capitalize on the opportunities presented.
“Going forward, Kelly is committed to improving our competitive position and enhancing shareholder value by delivering customer-focused workforce solutions — spanning traditional staffing, professional and technical offerings, and outsourcing and consulting services, and maintaining talent excellence throughout our company.”
In conjunction with its first quarter earnings release, Kelly Services, Inc. will host a conference call at 9:00 a.m. (ET) on May 11, to review the results and answer questions. The call may be accessed in one of the following ways:
Via the Telephone:

U.S.	1 800 288 9626
International	1 651 291 5254
The pass code is Kelly Services
Via the Internet:
The call is also available via the internet through the Kelly Services website:
www.kellyservices.com

This release contains statements that are forward looking in nature and accordingly, are subject to risks and uncertainties. These factors include, but are not limited to, competitive market pressures including pricing, changing market and economic conditions, our ability to achieve our business strategy, including our ability to successfully expand into new markets and service lines, material changes in demand from or loss of large corporate customers, further impairment charges initiated by adverse industry or market developments, unexpected termination of customer contracts, availability of temporary workers with appropriate skills required by customers, liabilities for employment-related claims and losses, including class action lawsuits, unexpected changes in claim trends on workers’ compensation and benefit plans, our ability to maintain specified financial covenants in our bank facilities, our ability to access credit markets and continued availability of financing for funding working capital, our ability to sustain critical business applications through our key data centers, our ability to effectively implement and manage our information technology programs, our ability to retain the services of our senior management, local management and field personnel, the impact of changes in laws and regulations (including federal, state and international tax laws), the net financial impact of recent U.S. healthcare legislation on our business, risks associated with conducting business in foreign countries, including foreign currency fluctuations, and other risks, uncertainties and factors discussed in this release and in the Company’s filings with the Securities and Exchange Commission. Actual results may differ materially from any forward looking statements contained herein, and we have no intention to update these statements.
About Kelly Services
Kelly Services, Inc. (NASDAQ: KELYA, KELYB) is a leader in providing workforce solutions. Kelly® offers a comprehensive array of outsourcing and consulting services as well as world-class staffing on a temporary, temporary-to-hire and direct-hire basis. Serving clients around the globe, Kelly provides employment to more than 530,000 employees annually. Revenue in 2010 was $5.0 billion. Visit www.kellyservices.com and connect with us on facebook.com/kellyservices, linkedin.com/companies/kelly-services and twitter.com/kellyservices.
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ANALYST CONTACT:	MEDIA CONTACT:
James Polehna	Jane Stehney
(248) 244-4586	(248) 244-5630
james_polehna@kellyservices.com	jane_stehney@kellyservices.com

KELLY SERVICES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF EARNINGS
FOR THE 13 WEEKS ENDED APRIL 3, 2011 AND APRIL 4, 2010
(UNAUDITED)
(In millions of dollars except per share data)

	2011	2010	Change		% Change
Revenue from services	$1,339.1	$1,130.4	$208.7		18.5%

Cost of services	1,125.4	950.4	175.0		18.4

Gross profit	213.7	180.0	33.7		18.7

Selling, general and administrative expenses	212.1	181.6	30.5		16.8

Earnings (loss) from operations	1.6	(1.6)	3.2		NM

Other expense, net	(0.4)	(1.1)	0.7		60.5

Earnings (loss) before taxes	1.2	(2.7)	3.9		NM

Income taxes	0.1	(0.7)	0.8		107.7

Net earnings (loss)	$1.1	$(2.0)	$3.1		NM	%

Earnings (loss) per share
Basic	$0.03	$(0.06)	$0.09		NM	%
Diluted	$0.03	$(0.06)	$0.09		NM	%

STATISTICS:

Gross profit rate	16.0%	15.9%	0.1	pts.

Selling, general and administrative expenses:
% of revenue	15.8	16.1	(0.3)
% of gross profit	99.2	100.9	(1.7)

% Return — Earnings (loss) from operations	0.1	(0.1)	0.2
Earnings (loss) before taxes	0.1	(0.2)	0.3
Net earnings (loss)	0.1	(0.2)	0.3

Effective income tax rate	4.5%	26.4%	(21.9	)pts.

Average number of shares outstanding (millions):
Basic	36.7	35.0
Diluted	36.7	35.0

Shares adjusted for nonvested restricted awards (millions):
Basic	37.4	N/A
Diluted	37.4	N/A

KELLY SERVICES, INC. AND SUBSIDIARIES
RESULTS OF OPERATIONS BY SEGMENT
(UNAUDITED)
(In millions of dollars)

	First Quarter
					Constant
					Currency
	2011	2010	Change		Change
Americas Commercial
Revenue from services (including fee-based income)	$653.3	$547.7	19.3%		18.5%
Fee-based income	2.8	2.1	34.2		32.6
Gross profit	92.5	78.5	17.8		17.1
SG&A expenses excluding restructuring charges	75.8	65.1	16.6
Restructuring charges	—	0.3	(100.0)
Total SG&A expenses	75.8	65.4	16.0		15.4
Earnings from operations	16.7	13.1	26.8
Earnings from operations excluding restructuring charges	16.7	13.4	23.4

Gross profit rate	14.2%	14.3%	(0.1	)pts.
Expense rates (excluding restructuring charges):
% of revenue	11.6	11.9	(0.3)
% of gross profit	82.0	82.8	(0.8)
Operating margin (excluding restructuring charges)	2.6	2.5	0.1

Americas PT
Revenue from services (including fee-based income)	$240.6	$205.6	17.0%		16.9%
Fee-based income	2.8	2.3	21.2		21.0
Gross profit	36.1	31.5	14.5		14.4
Total SG&A expenses	27.6	23.0	19.8		19.7
Earnings from operations	8.5	8.5	0.2

Gross profit rate	15.0%	15.3%	(0.3	)pts.
Expense rates:
% of revenue	11.5	11.2	0.3
% of gross profit	76.4	73.0	3.4
Operating margin	3.5	4.1	(0.6)

EMEA Commercial
Revenue from services (including fee-based income)	$231.5	$204.9	13.0%		10.1%
Fee-based income	5.8	4.8	19.4		16.1
Gross profit	37.3	32.8	13.7		10.8
SG&A expenses excluding restructuring charges	35.3	32.4	9.0
Restructuring charges	4.0	2.7	47.9
Total SG&A expenses	39.3	35.1	12.0		8.1
Earnings from operations	(2.0)	(2.3)	13.1
Earnings from operations excluding restructuring charges	2.0	0.4	378.2

Gross profit rate	16.1%	16.0%	0.1	pts.
Expense rates (excluding restructuring charges):
% of revenue	15.2	15.8	(0.6)
% of gross profit	94.6	98.7	(4.1)
Operating margin (excluding restructuring charges)	0.9	0.2	0.7

KELLY SERVICES, INC. AND SUBSIDIARIES
RESULTS OF OPERATIONS BY SEGMENT (continued)
(UNAUDITED)
(In millions of dollars)

	First Quarter
					Constant
					Currency
	2011	2010	Change		Change
EMEA PT
Revenue from services (including fee-based income)	$41.4	$34.9	18.6%		16.3%
Fee-based income	4.4	3.7	18.5		15.7
Gross profit	11.0	9.4	16.6		14.4
Total SG&A expenses	10.7	9.5	12.4		9.0
Earnings from operations	0.3	(0.1)	NM

Gross profit rate	26.6%	27.1%	(0.5	)pts.
Expense rates:
% of revenue	25.9	27.3	(1.4)
% of gross profit	97.3	101.0	(3.7)
Operating margin	0.7	(0.3)	1.0

APAC Commercial
Revenue from services (including fee-based income)	$99.7	$80.9	23.2%		13.5%
Fee-based income	3.5	2.8	26.6		16.4
Gross profit	13.5	11.4	18.7		8.8
SG&A expenses excluding restructuring charges	13.3	9.9	35.1
Restructuring charges	—	0.5	(100.0)
Total SG&A expenses	13.3	10.4	28.1		17.7
Earnings from operations	0.2	1.0	(82.8)
Earnings from operations excluding restructuring charges	0.2	1.5	(89.0)

Gross profit rate	13.6%	14.1%	(0.5	)pts.
Expense rates (excluding restructuring charges):
% of revenue	13.4	12.2	1.2
% of gross profit	98.8	86.8	12.0
Operating margin (excluding restructuring charges)	0.2	1.9	(1.7)

APAC PT
Revenue from services (including fee-based income)	$11.5	$7.6	50.6%		40.6%
Fee-based income	3.8	1.9	104.0		90.0
Gross profit	5.0	2.8	79.4		66.8
Total SG&A expenses	5.7	3.8	52.9		42.2
Earnings from operations	(0.7)	(1.0)	25.6

Gross profit rate	43.7%	36.7%	7.0	pts.
Expense rates:
% of revenue	49.8	49.1	0.7
% of gross profit	114.0	133.8	(19.8)
Operating margin	(6.1)	(12.4)	6.3

KELLY SERVICES, INC. AND SUBSIDIARIES
RESULTS OF OPERATIONS BY SEGMENT (continued)
(UNAUDITED)
(In millions of dollars)

	First Quarter
					Constant
					Currency
	2011	2010	Change		Change
OCG
Revenue from services (including fee-based income)	$68.2	$55.3	23.4%		22.7%
Fee-based income	8.7	6.1	42.6		39.6
Gross profit	18.9	14.0	35.5		33.9
SG&A expenses excluding restructuring charges	21.3	18.4	15.4
Restructuring charges	—	0.1	(100.0)
Total SG&A expenses	21.3	18.5	14.9		13.0
Earnings from operations	(2.4)	(4.5)	48.0
Earnings from operations excluding restructuring charges	(2.4)	(4.4)	47.1

Gross profit rate	27.7%	25.3%	2.4	pts.
Expense rates (excluding restructuring charges):
% of revenue	31.2	33.4	(2.2)
% of gross profit	112.5	132.1	(19.6)
Operating margin (excluding restructuring charges)	(3.5)	(8.1)	4.6

Corporate Expense
SG&A expenses excluding restructuring charges	$19.0	$15.5	22.0%
Restructuring charges	—	0.8	(100.0)
Total SG&A expenses	19.0	16.3	16.3

Consolidated Total (net of intersegment activity)
Revenue from services (including fee-based income)	$1,339.1	$1,130.4	18.5%		16.7%
Fee-based income	31.8	23.7	34.3		29.9
Gross profit	213.7	180.0	18.7		16.8
SG&A expenses excluding restructuring charges	208.1	177.2	17.4
Restructuring charges	4.0	4.4	(10.3)
Total SG&A expenses	212.1	181.6	16.8		14.6
Earnings from operations	1.6	(1.6)	NM
Earnings from operations excluding restructuring charges	5.6	2.8	95.7

Gross profit rate	16.0%	15.9%	0.1	pts.
Expense rates (excluding restructuring charges):
% of revenue	15.5	15.7	(0.2)
% of gross profit	97.4	98.4	(1.0)
Operating margin (excluding restructuring charges)	0.4	0.3	0.1

KELLY SERVICES, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(UNAUDITED)
(In millions of dollars)

		January 2,
	April 3, 2011	2011	April 4, 2010
Current Assets
Cash and equivalents	$59.8	$80.5	$55.7
Trade accounts receivable, less allowances of $13.2, $12.3 and $14.4, respectively	875.8	810.9	727.3
Prepaid expenses and other current assets	68.4	44.8	79.7
Deferred taxes	17.4	22.4	18.4

Total current assets	1,021.4	958.6	881.1

Property and Equipment, Net	99.5	104.0	120.0

Noncurrent Deferred Taxes	83.9	84.0	76.9

Goodwill, Net	67.3	67.3	67.3

Other Assets	154.9	154.5	144.7

Total Assets	$1,427.0	$1,368.4	$1,290.0

Current Liabilities
Short-term borrowings and current portion of long-term debt	$65.4	$78.8	$68.2
Accounts payable and accrued liabilities	207.3	181.6	165.8
Accrued payroll and related taxes	270.9	243.3	218.2
Accrued insurance	31.5	31.3	22.5
Income and other taxes	61.7	56.0	46.5

Total current liabilities	636.8	591.0	521.2

Noncurrent Liabilities
Long-term debt	—	—	56.1
Accrued insurance	54.1	53.6	53.7
Accrued retirement benefits	90.2	85.4	77.7
Other long-term liabilities	14.2	14.6	15.5

Total noncurrent liabilities	158.5	153.6	203.0

Stockholders’ Equity
Common stock	40.1	40.1	40.1
Treasury stock	(70.8)	(70.9)	(106.7)
Paid-in capital	29.3	28.0	37.4
Earnings invested in the business	598.7	597.6	569.5
Accumulated other comprehensive income	34.4	29.0	25.5

Total stockholders’ equity	631.7	623.8	565.8

Total Liabilities and Stockholders’ Equity	$1,427.0	$1,368.4	$1,290.0

STATISTICS:
Working Capital	$384.6	$367.6	$359.9
Current Ratio	1.6	1.6	1.7
Debt-to-capital %	9.4%	11.2%	18.0%
Global Days Sales Outstanding	52	49	51

KELLY SERVICES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE 13 WEEKS ENDED APRIL 3, 2011 AND APRIL 4, 2010
(UNAUDITED)
(In millions of dollars)

	2011	2010

Cash flows from operating activities
Net earnings (loss)	$1.1	$(2.0)
Noncash adjustments:
Depreciation and amortization	8.3	9.1
Provision for bad debts	1.2	0.1
Stock-based compensation	1.4	1.1
Other, net	(0.1)	0.2
Changes in operating assets and liabilities	(16.9)	(27.4)

Net cash from operating activities	(5.0)	(18.9)

Cash flows from investing activities
Capital expenditures	(2.5)	(1.4)
Other investing activities	—	0.1

Net cash from investing activities	(2.5)	(1.3)

Cash flows from financing activities
Net change in short-term borrowings	48.3	(11.2)
Repayment of debt	(62.9)	—
Other financing activities	(1.0)	—

Net cash from financing activities	(15.6)	(11.2)

Effect of exchange rates on cash and equivalents	2.4	(1.8)

Net change in cash and equivalents	(20.7)	(33.2)
Cash and equivalents at beginning of period	80.5	88.9

Cash and equivalents at end of period	$59.8	$55.7

KELLY SERVICES, INC. AND SUBSIDIARIES
REVENUE FROM SERVICES
(UNAUDITED)
(In millions of dollars)

	First Quarter (Commercial, PT and OCG)
			% Change
				Constant
	2011	2010	US$	Currency

Americas
United States	$839.7	$710.2	18.2%	18.2%
Canada	59.4	51.6	15.1	9.2
Mexico	25.1	19.0	32.1	25.0
Puerto Rico	22.1	14.7	49.6	49.6

Total Americas	946.3	795.5	18.9	18.4

EMEA
France	70.0	67.3	4.0	4.9
Switzerland	47.2	31.4	50.6	33.5
Russia	34.2	23.3	46.8	43.6
United Kingdom	31.1	37.6	(17.4)	(19.9)
Portugal	20.6	18.4	12.3	12.8
Germany	20.3	16.3	24.7	25.5
Italy	16.6	16.7	(0.8)	(0.5)
Norway	15.1	13.9	8.8	6.1
Other	23.2	19.2	20.7	20.3

Total EMEA	278.3	244.1	14.0	11.3

APAC
Australia	36.4	27.6	31.7	18.4
Singapore	26.1	18.9	38.1	25.6
Malaysia	17.6	14.6	20.7	9.3
India	17.6	13.7	28.5	26.8
Other	16.8	16.0	4.6	(1.0)

Total APAC	114.5	90.8	26.0	16.3

Total Kelly Services, Inc.	$1,339.1	$1,130.4	18.5%	16.7%

KELLY SERVICES, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP MEASURES
(UNAUDITED)
(In millions of dollars except per share data)

	First Quarter
	2011	2010

Pretax earnings (loss) from operations	$1.6	$(1.6)

Restructuring charges (Note 1)	4.0	4.4

Earnings from operations excluding restructuring charges	$5.6	$2.8

	First Quarter
	2011		2010
	Amount	Per Share	Amount	Per Share

Net earnings (loss)	$1.1	$0.03	$(2.0)	$(0.06)

Restructuring charges, net of taxes (Note 1)	4.0	0.11	3.6	0.10

Net earnings excluding restructuring charges, net of taxes	$5.1	$0.14	$1.6	$0.05

KELLY SERVICES, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP MEASURES
(UNAUDITED)
Management believes that the non-GAAP (Generally Accepted Accounting Principles) information excluding the restructuring charges is useful to understand the Company’s fiscal 2011 financial performance and increases comparability. Specifically, Management believes that excluding this item allows for a more meaningful comparison of current period operating performance with the operating results of prior periods. These non-GAAP measures may have limitations as analytical tools because they exclude items which can have a material impact on cash flow and earnings per share. As a result, Management considers these measures, along with reported results, when it reviews and evaluates the Company’s financial performance. Management believes that these measures provide greater transparency to investors and provide insight into how Management is evaluating the Company’s financial performance. Non-GAAP measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.

(1)	In 2010, restructuring costs related primarily to severance and lease termination costs for branches in the EMEA and APAC Commercial segments that were in the process of closure at the end of 2009, as well as severance costs related to the corporate headquarters. In 2011, restructuring costs relate primarily to revisions of the estimated lease termination costs for EMEA Commercial branches that closed in prior years.